STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 610255 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value:
Total investments at fair value	$ 153,963,021	$ 144,747,355
Plan interest in DuPont Specialty Products and Related Co Savings Plan Master Trust	3,288,511,916	3,257,162,696
Receivables:
Participants’ contributions	0	56,229
Employer’s contributions	545,806	311,015
Notes receivable from participants	41,531,662	46,352,576
Total receivables	42,077,468	46,719,820
Cash	5,397,225	1,088,262
Total assets	3,489,949,630	3,449,718,133
Liabilities:
Accrued expenses	52,130	50,215
Net assets available for benefits	3,489,897,500	3,449,667,918
Participant-directed brokerage account
Investments, at fair value:
Total investments at fair value	122,660,701	106,865,384
Common stock
Investments, at fair value:
Total investments at fair value	$ 31,302,320	$ 37,881,971